QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of BioTelemetry, Inc. on Form 10- K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of Joseph H. Capper, the President and Chief Executive Officer of BioTelemetry, and Heather C. Getz, the Chief Financial Officer of BioTelemetry, hereby certifies, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BioTelemetry.

/s/ JOSEPH H. CAPPER Joseph H. Capper President and Chief Executive Officer February 22, 2016	/s/ HEATHER C. GETZ Heather C. Getz, CPA Chief Financial Officer February 22, 2016

QuickLinks

  Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002